UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2014
________________

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
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TABLE OF CONTENTS

Item 8.01 Other Events.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1

Section 8 – Other Events

Item 8.01	Other Events.

On August 27, 2014, the Registrant issued the attached press release announcing Meta Payment Systems, a division of MetaBank, has entered into a multi-year agreement with UniRush, LLC to issue the Prepaid RushCard.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

The following Exhibits are being furnished herewith:

99.1	Registrant’s Press Release dated August 27, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Secretary, Treasurer,
and Chief Financial Officer

Dated: August 27, 2014

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Registrant’s Press Release dated August 27, 2014.